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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: July 20, 1999


                        Commission File Number:  0-26208


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                                KERAVISION, INC.

             (Exact name of Registrant as specified in its Charter)


     DELAWARE                                               77-0328942
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


                              48630 MILMONT DRIVE
                               FREMONT, CA  94538
                    (Address of principal executive offices)


                                 (510) 353-3000
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS

   On July 15, 1999, KeraVision, Inc. announced Intention to Make
Offering of Common Stock. Further details regarding this announcement are contained in the Comapny's news release dated July 15, 1999 attached as exhibit hereto and incorporated reference herein.

   On July 15, 1999, KeraVision, Inc. announced Board, Personnel
Changes. Further details regarding this announcement are contained in the Company's new release dated July 15, 1999 attached as exhibit hereto and incorporated reference  herein.

   On July 15, 1999, KeraVision, Inc. announced Second Quarter
Financial Results. Further details regarding this announcement are contained in the Company's new release dated July 15, 1999 attached as exhibit hereto and incorporated reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Exhibits:

                  99.25 KeraVision, Inc. News Release dated July 15, 1999

                  99.26 KeraVision, Inc. News Release dated July 15, 1999

                  99.27 KeraVision, Inc. News Release dated July 15, 1999






















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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KERAVISION, INC.



                                    /s/Mark Fischer-Colbrie
                                    -----------------------
                                    Mark Fischer-Colbrie
                                    Vice President, Finance and
                                    Administration and Chief Financial
                                    Officer(Principal Financial and
                                    Accounting Officer)


Date: July 20, 1999


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